Exhibit 10.1

SUBSCRIPTION AGREEMENT

Alternus Clean Energy, Inc.

Gentlemen:

The undersigned (“Investor”) hereby enters into this Subscription Agreement (this “Agreement”) with Alternus Clean Energy, Inc., a Delaware company and its wholly owned subsidiary, Alt Alliance LLC (together, the “Company”), in connection with Investor’s subscription for a Promissory Note and shares of Series C Convertible Preferred Stock, attached hereto and incorporated herein as Exhibit A (the “Securities”) in the principal amount set forth on the signature page hereof (the “Principal Amount”), offered by the Company pursuant to the terms and conditions set forth therein.

1. Subscription. Subject to the terms and conditions set forth in this Agreement, Investor, intending to be legally bound, hereby irrevocably subscribes for the Securities in the Principal Amount set forth on the signature page hereof.

2. Acceptance of Subscription. Investor agrees that this subscription shall be considered accepted by the Company upon the Company’s full execution of this Agreement.

3. Delivery of Subscription Payments. At the time of the Company’s acceptance of Investor’s subscription, Investor will be required to wire the initial tranche of the Principal Amount to the Company’s account, and all subsequent tranches based on the drawdown schedule as set forth in Schedule 1, attached hereto and incorporated herein.

4. Representations and Warranties. Investor hereby represents, warrants, and agrees as follows:

The Investor represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

a)              Organization; Authority. The undersigned, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Securities hereunder has been duly authorized by all necessary action on the part of Investor. This Subscription Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b)              Accredited or Non-U.S. Purchaser. The Purchaser is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act, or (ii) not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act;

c)              Non-U.S. Purchaser. If the Investor is not a U.S. Person, such Purchaser hereby represents the following:

i.     the Purchaser is not a U.S. Person;

ii.    the Purchaser is outside the United States when receiving and executing this Subscription Agreement;

iii.   the Purchaser is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

iv.    the Purchaser is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities or underlying Common Shares in the United States or to U.S. Persons;

v.    the Purchaser understands and agrees not to engage in any hedging transactions involving any of the Common Shares underlying the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

vi.   the Purchaser acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Common Shares underlying the Securities; provided, however, that the Purchaser may sell or otherwise dispose of any of the Common Shares underlying the Securities pursuant to registration of any of the Common Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; the Purchaser acknowledges that he/she/it may not resell his/her/its Common Shares within twelve months from the date this Subscription Agreement is accepted by the Company unless the following conditions are met: (1) the purchaser of those shares certifies that it is not a U.S. Person and is not acquiring the shares for the account or benefit of any U.S. Person, and (2) the resale of such securities is only made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

d)              General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

e)              Irrevocability of Subscription. Investor agrees that the Investor's execution of this Subscription Agreement shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Subscription Agreement or any of Investor's obligations hereunder.

f)              No Additional Representations. The Investor has not made any other representations or warranties to the undersigned with respect to the Company except as contained herein. The Company has not rendered any investment advice to the undersigned with respect to the Company.

g)              Experience of Investor. The Investor has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities and Exchange Act of 1933 (the "Act") in connection with this transaction. The Investor has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Securities. The Investor has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Securities.

h)              Investor Finances. The Investor represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Securities; (ii) can afford to (a) hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the investment; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive. The Investor has sufficient liquid assets to sustain a loss of the Investor 's entire investment.

i)              Access to Information. The Investor has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the Company, the terms and conditions of the Offering and the Securities and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Securities. Investor acknowledges and agrees that all documents, records and books pertaining to this investment have been made available for inspection upon request.

j)              Investment Decision. Investor represents and warrants to the Company that he has not based his investment decision on any research or other report regarding the Company prepared by any third party ("Third Party Reports"). Investor understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

k)              Investor Representation. Investor acknowledges that the Securities has not been registered under the Securities Act and has been issued in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that they are purchasing the Securities without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act. The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

l)              No Distribution. The Securities being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Securities subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption depends, among other things, upon compliance with the provisions of the Act.

m)              Accuracy of Statements. The Investor understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Investor hereby consents to such reliance.

n)              Finder's Fee/Commissions. The Investor represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction or the purchase of the Securities. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible.

5. Indemnification. Investor hereby agrees to indemnify the Company and its affiliates, partners, officers, controlling persons, employees, counsel, accountants, and representatives for any and all losses, damages, liabilities, costs, and expenses (including attorneys’ fees and expenses) incurred or sustained by reason of or in connection with any breach of any representation, warranty, covenant, or agreement of Investor contained in this Agreement.

6. Miscellaneous.

(a). This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts of law rules and principles. Any dispute arising out of or in connection with this Agreement or Securities, including the relationship of the parties hereunder, shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce, which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The seat, or legal place, of arbitration shall be New York, United States. The language to be used in the arbitration shall be English.

(b). This Agreement constitutes the entire agreement between the Company and Investor with respect to Investor’s subscription for the Securities. No amendment, alteration, or modification of this Agreement shall be valid, unless such amendment, alteration, or modification is expressed in a written instrument duly executed and delivered by the Company and Investor.

(c). This Agreement shall not be assignable by Investor without the prior consent of the Company. This Agreement shall survive the death, incompetency, or disability of Investor and shall be binding upon Investor’s heirs, executors, administrators, and successors and assigns.

(d). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one and the same instrument.

(e). If any provision contained in this Agreement shall be held to be unenforceable, invalid, or illegal for any reason by a court of competent jurisdiction, the Company and Investor hereby direct the court so holding to reform this Agreement (by deleting such provision or otherwise) to the minimum extent necessary so that thereafter this Agreement is fully enforceable, valid, and legal.

(f). Investor’s representations, warranties, covenants, and indemnification and other agreements contained in this Agreement shall survive the acceptance of this subscription and the issuance, sale, and delivery of the Securities.

INVESTOR SIGNATURE PAGE FOR ALTERNUS CLEAN ENERGY INC. FOR SUBSCRIPTION AGREEMENT

Please print or type, Use ink only. (All Parties Must Sign)

The undersigned investor hereby certifies that he (i) has received and relied solely upon the Disclosure Documents and this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms, conditions, representations, warranties and covenants of the Investor in this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

The undersigned hereby irrevocably offers to subscribe for the Securities, on the terms and conditions of this Agreement and agrees to deliver herewith a wire transfer in the sum of $______ made payable to the Company.

If other than individual, check one and indicate capacity of signatory under the signature:
Name of Investor (Print)

Name of Joint Investor, if any (Print)	☐ Trust
☐ Estate
Signature of Investor	☐ Uniform Gifts to Minors
Act, State of __________
Signature of Joint Investor, if any	☐ Attorney-in-fact
☐ Corporation
Capacity of Signatory (if applicable)	☐ Other

Social Security or Taxpayer Identification Number	If Joint Ownership, check one:
☐ Joint Tenants with Right
Investor Address (street)	Of Survivorship
☐ Tenants in Common
Investor Address (City, State, Zip)	☐ Community Property
( )
Investor Home Telephone	Foreign Person:
( )	☒ Please check this box if
Investor Alt. Telephone	Investor is a nonresident alien,
( )	Foreign corporation, partner-
Investor Fax Number	Ship, trust or estate.

Country:_________________
Email	Passport #: _______________ ID#: ____________________ ID Type: _________________

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

AGREED AND ACCEPTED THIS ____ DAY OF ________, 2026.

Alternus Clean Energy, Inc.

________________________________________

By: Vincent Browne

Title: Director